UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009

DiamondRock Hospitality Company
(Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1150

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 19, 2009, DiamondRock Hospitality Company (the “Company”) and DiamondRock Hospitality Limited Partnership entered into a sales agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. In accordance with the Sales Agreement, the Company may offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $75,000,000 from time to time through Cantor Fitzgerald & Co., acting as agent and/or as principal. Sales of the Shares, if any, may be made in negotiated transactions or transactions deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (including, without limitation, sales made directly on the New York Stock Exchange, or any other existing trading market for the Company’s common stock, or to or through a market maker other than on in exchange). Under the Sales Agreement, Cantor Fitzgerald & Co. will use its commercially reasonable efforts consistent with its normal trading and sales practice to sell the Shares as directed by the Company. Cantor Fitzgerald & Co. will be entitled to compensation up to 2.0% of the gross sales price per share for any Shares sold under the Sales Agreement.

The Company and Cantor Fitzgerald & Co. had previously entered into a sales agreement dated July 27, 2009 (the “July 2009 Agreement”) providing for the issuance and sale of shares (the “Original Placement Shares”) of the Company’s common stock. The July 2009 Agreement was terminated prior to the date hereof upon the issuance and sale of all of the Original Placement Shares.

The Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the filing of the Sales Agreement, we are filing as Exhibit 5.1 and Exhibit 8.1 hereto opinions of our counsel, Goodwin Procter LLP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

1.1	Sales Agreement, dated October 19, 2009, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, and Cantor Fitzgerald & Co.

5.1	Opinion of Goodwin Procter LLP with respect to legality of the shares
8.1	Opinion of Goodwin Procter LLP with respect to tax matters
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: October 19, 2009

By: /s/ Michael D. Schecter
Michael D. Schecter
Executive Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agreement, dated October 19, 2009, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, and Cantor Fitzgerald & Co.
5.1	Opinion of Goodwin Procter LLP with respect to legality of the shares
8.1	Opinion of Goodwin Procter LLP with respect to tax matters
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)